Exhibit 10.59
Amendment No 7
Manufacturing Services and Supply Agreement
     This Amendment No. 7 to the Manufacturing Services and Supply Agreement (“Amendment”) is entered into between Flextronics Industrial, Ltd., a Mauritius company with a place of business at Level 3, Alexander House, 35 Cybercity, Ebene, Mauritius, an affiliate of Flextronics Corporation (successor in interest to Solectron Corporation), a Delaware corporation, and its subsidiaries and affiliates, which includes Flextronics Technology Singapore Ltd., Flextronics Technology Sdn Bhd, Flextronics Netherlands BV and any other Offshore Business Headquarters (together or individually, “Flextronics”), and Asyst Technologies, Inc., and its subsidiaries and affiliates (together or individually, “Asyst”), effective August 13, 2008 (the “Amendment Effective Date”), and amends to the extent expressly provided below the Manufacturing Services and Supply Agreement dated September 5, 2002 between Asyst and Solectron Corporation (and as previously amended on September 22, 2003, February 17, 2005, June 10, 2005, August 1, 2005, March 20, 2006, and June 23, 2006, the “Agreement”).
     WHEREAS, the parties are entering into this Amendment for the purposes of amending and supplementing certain key terms and conditions of the Agreement and to extend as provided herein the relationship between the parties in which Flextronics manufactures Products for Asyst upon such amended and supplemented terms and conditions.
     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Flextronics and Asyst agree to amend and supplement, and do hereby amend and supplement, the Agreement to the extent and as expressly provided below, to add the following additional terms and conditions:
1.	Attachment R to the Agreement is deleted in its entirety and superseded by the Pricing Model set forth in Section 4, below.

2.	Section 10.1 is amended and restated in its entirety as follows: “Manufacturer’s pricing model is set forth in the Pricing Model set forth in Amendment No. 7 to the Manufacturing Services and Supply Agreement. All prices exclude, and Asyst shall be solely obligated and liable to pay, all sales, use, excise, import, export and other taxes to the extent levied upon either party with specific respect to Products Asyst purchases under this Agreement. However, Asyst shall have no obligation or liability with respect to taxes generally levied on Flextronics in connection with the conduct of its business or, specifically taxes based on Flextronics’ net income relating to Products Asyst purchases under this Agreement.”

3.	Other than with respect to the Pricing Model set forth in Section 4 below, which shall be effective commencing with the quarterly period beginning as of January 1, 2009 and through the remainder of the term of the Agreement, all terms set

Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

forth in this Amendment shall apply and be deemed automatically effective as of the Amendment Effective Date with respect to Products under the Agreement.
4.	Pricing Model. The Pricing Model for the Products is based on certain levels of Actual Revenue (as defined below) over a quarterly period commencing with the quarterly period beginning as of January 1, 2009.
4.1.	Before the start of each fiscal quarter, the parties will meet to discuss the various components affecting the Pricing Model, including, but not limited to, the bill of materials indicating material costs for Products, Forecasted Revenue (as defined below) and standard labor hours per FISO Product and STS at Kallang (the “Quarterly Review Process”).

4.2.	The Pricing Model sets forth a mark-up schedule to the material costs that Flextronics will charge Asyst as part of the Product price. The mark-up schedule, and therefore, the Product price calculation, is different for: (i) each quarterly Product price quote; (ii) each quarterly Kallang PCBA quote; and (iii) each quarterly reconciliation as set forth in Section 4.8 below.
4.2.1.	Quarterly Product Price Quote Calculation. For each quarterly Product price quote, the quoted Product price will be calculated based upon the mark-ups set forth below, pursuant to the FISO Volume Pricing Model Revenue band relevant to Forecasted Revenue for that quarter.
4.2.1.1.	Material overhead (“MOH”) costs are based on the indicated applicable percentage of material costs.

4.2.1.2.	Labor costs are based on (i) the agreed labor rates set forth in the Pricing Model and (ii) applicable standard hours per Product as determined and agreed in advance in writing by the parties during the Quarterly Review Process.

4.2.1.3.	Selling, general and administrative (“SGA”) costs are based on the indicated applicable percentage of the sum of material costs + MOH + labor costs.

4.2.1.4.	Profit is based on the indicated applicable percentage of the sum of material costs + MOH + labor costs + SGA.
4.2.2.	Quarterly Kallang PCBA Price Quote. For each quarterly Kallang PCBA price quote, the quoted PCBA price will be calculated based upon the mark-ups set forth below, pursuant to

Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

the Kallang PCBA Volume Pricing Model Revenue band relevant to Forecasted Revenue for that quarter.
4.2.2.1.	Material overhead (“MOH”) costs are based on the indicated applicable percentage of material costs.

4.2.2.2.	Labor costs are based on the direct labor (“DL”) and indirect labor (“IDL”) percentages set forth in the Kallang PCBA Volume Price Model.

4.2.2.3.	Selling, general and administrative (“SGA”) costs are based on the indicated applicable percentage of the sum of material costs + MOH + DL + IDL.

4.2.2.4.	Profit is based on the indicated applicable percentage of the sum of material costs + MOH + DL + IDL + SGA.
4.2.3.	Quarterly Reconciliation Calculation. For each quarterly reconciliation done pursuant to Section 4.8, the aggregate Actual Revenue calculation will be calculated based upon the mark-ups set forth below, pursuant to the applicable Pricing Model Revenue band relevant to Actual Revenue for that quarter.
4.2.3.1.	Material overhead (“MOH”) costs are based on the indicated applicable percentage of material costs.

4.2.3.2.	Labor costs are based on the DL and IDL percentages set forth in the applicable Price Model.

4.2.3.3.	Selling, general and administrative (“SGA”) costs are based on the indicated applicable percentage of the sum of material costs + MOH + DL + IDL.

4.2.3.4.	Profit is based on the indicated applicable percentage of the sum of material costs + MOH + DL + IDL + SGA.
4.3.	The FISO Volume Pricing Model does not include freight costs, which actual freight costs Flextronics will charge separately to Asyst.

4.4.	The Kallang PCBA Volume Pricing Model does include freight costs.

4.5.	The FISO and Kallang Pricing Models include Flextronics’ standard twelve (12) month workmanship and materials warranty, as provided in Section 11.1 of the Agreement.

Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

4.6.	New product introduction (“NPI”) costs are not included in this Pricing Model, and will be quoted and agreed separately in advance in writing; provided, however, that once a new product is deemed a Product under the Agreement, the Pricing Model shall apply without any additional NPI costs thereafter.

4.7.	Non-recurring engineering (“NRE”) costs are not included in the Pricing Model, and will be quoted and agreed separately in advance in writing.

4.8.	A quarterly reconciliation will be performed at the end of each quarter to reconcile Forecasted Revenue to Actual Revenue for the quarter just-ended. If there is a balance due from one party to the other based on a recalculation of the quoted Product price using the mark-ups set forth on the Pricing Model Revenue band applicable to the Actual Revenue, the party owed such balance will issue an invoice to the other party. Such invoice will be paid within thirty (30) days of receipt. Examples of this quarterly reconciliation are set forth on Attachment A.
4.8.1.	“Forecasted Revenue” for a quarterly period will be provided by Asyst to Flextronics before the start of each quarter as part of the Quarterly Review Process.

4.8.2.	“Actual Revenue” for a quarterly period is determined based on the following: (i) Products delivered in the relevant quarter; (ii) services delivered by Flextronics to Asyst in the relevant quarter; and (iii) the amount of commercial claims paid by Asyst in the relevant quarter, excluding inventory buy-back and inventory buy-down.
4.9.	All prices are based on US Dollars and all deliveries shall be deemed Ex Works Flextronics manufacturing facility (Incoterms 2000).

4.10.	If Actual Revenue for the quarterly period beginning as of the quarter starting October 1, 2008 falls below $[*] USD the parties agree to negotiate in good faith on a further and appropriate upward adjustment of the Pricing Model that should apply to the Actual Revenue for that quarter.

4.11.	If Actual Revenue for any quarterly period beginning as of the quarter starting January 1, 2009 falls below $[*] USD the parties agree to negotiate in good faith on a further and appropriate upward adjustment of the Pricing Model that should apply to the Actual Revenue for that quarter.

Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

4.12.	The following table reflects the mark-ups to material costs outlined above based upon the appropriate Revenue band set forth below:

FISO Volume Pricing Model
Revenue $	MOH		DL		Mfg OH		SGA		Profit		Labor Rate		Test Rate

>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%	$	[*]	$	[*]

Kallang PCBA Volume Pricing Model
Revenue $	MOH		DL		Mfg OH		SGA		Profit

>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
>[*]	[*]	%	[*]	%	[*]	%	[*]	%	[*]	%
5.	Upon periodic consultation with Asyst, Flextronics may reduce its manufacturing costs in a manner that balances service levels and expenses in order to achieve Flextronics’ pricing model assumptions for Products; provided, however, that such cost reduction activities shall not affect quality and response-times.

6.	Quarterly Payments — Asyst will pay to Flextronics a total of $[*] USD, as consideration for the forecasted impact on Flextronics due to the reductions in purchase volumes or Revenue to Flextronics in the quarters ending June 30, 2008 and September 30, 2008, of which $[*] will be due to the lower purchase volumes or Revenue to Flextronics in the quarter ending June 30, 2008 and $[*] will be due to the lower purchase volumes or Revenue to Flextronics in the quarter ending September 30, 2008. The payment will be made in three equal payments, each in the amount of $[*]. Such payments will be made as follows: 1) the first payment will be deemed earned and due and owed as of January 1, 2009 and payable within thirty (30) days; 2) the second payment will be deemed earned and due and owed as of April 1, 2009, and payable within thirty (30) days; and 3) the third payment will be deemed earned and due and owed as of July 1, 2009, and

Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

payable within thirty (30) days. This Section 6 survives any termination of the Agreement

7.	Flextronics Release. Subject to the terms and conditions of this Amendment, including, but not limited to, the payment of all amounts set forth in Paragraph 6 herein above, Flextronics, on behalf of itself and its direct and indirect subsidiaries and affiliated entities (the “Flextronics Releasing Party”), agrees and hereby completely releases and forever discharges Asyst, and its direct and indirect subsidiaries and affiliated entities (the “Asyst Released Parties”), from any and all claims, rights, causes or actions, of any and every kind, nature and character, known or unknown, foreseen or unforeseen, based on any right, act, omission or expectation that exist or existed as of the date of the last signature below to receive or be further compensated under the Agreement or otherwise, including, but not limited to, any and all claims by the Flextronics Releasing Party to recover or be compensated for dollars lost due to the significant revenue drop and to recover foreign exchange loss (excluding only (i) any outstanding invoices or payment for product, services or excess material under the terms of the Agreement that are not yet invoiced; and (ii) amounts claimed to be owed by Asyst to Flextronics for commercial claims). Except as set forth herein, neither party has any right or expectation under the Agreement or otherwise for any additional payments related to past business.

Asyst Release. Subject to the terms and conditions of this Amendment and in consideration for the payment amounts set forth in Paragraph 6 herein above, Asyst, on behalf of itself and its direct and indirect subsidiaries and affiliated entities (the “Asyst Releasing Party”, and together with the Flextronics Releasing Party, the “Releasing Parties”), agrees and hereby completely releases and forever discharges Flextronics, and its direct and indirect subsidiaries and affiliated entities (the “Flextronics Released Parties”, and together with the Asyst Released Parties, the “Released Parties”), from any and all claims, rights, causes or actions, of any and every kind, nature and character, known or unknown, foreseen or unforeseen, based on any right, act, omission or expectation that exist or existed as of the date of the last signature below to receive or be further compensated under the Agreement or otherwise, including, but not limited to, any and all claims by the Asyst Releasing Party to recover or be compensated for dollars lost due to the significant revenue drop and to recover foreign exchange loss (excluding only any amounts claimed to be owed by Flextronics to Asyst for PPV). Except as set forth herein, neither party has any right or expectation under the Agreement or otherwise for any additional payments related to past business.

The parties also agree that, by signing this Amendment and accepting the mutual benefits set forth herein, the parties waive and release and promise never to assert any such claims that you might have against the Released Parties. Each party therefore waives its rights under section 1542 of the Civil Code of California, or other comparable provision of applicable law, which states:

Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him must have materially affected his settlement with the debtor
8.	Flextronics shall be the provider of all Asyst’s outsourced manufacturing services for the term of the Agreement for all Products made a part of this Agreement pursuant to written agreement.

9.	Capitalized terms used herein and not otherwise defined shall have the meaning thereto ascribed in the Agreement.

10.	The term of the Agreement shall be extended until August 13, 2013.

11.	Except as modified herein, the Agreement, as amended, is hereby ratified and confirmed and is and shall remain in full force and effect subject to the terms thereof.

Agreed:	Agreed:
Flextronics Industrial, Ltd	Asyst Technologies, Inc.

By: /s/ signature illegible Director	By: /s/ Steve Debenham Steve Debenham

Title: Director	Title: Vice President General Counsel

Date:	Date: 12/5/2008

Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Attachment A
FISO

Flex Rev
	Rev Band	Material		MOH					DL				Mfg OH				SGA				Profit				Flex rev		with Claims		Total VAM				True-Up
	$	$		%		$			%		$		%		$		%		$		%		$		$$$		$ [*]/Qtr		%		$
FCST	[*]	$	[*]	[*]	%	$	[*]		[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]
Scenario 1	[*]	$	[*]	[*]	%	$	[*]		[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]		$—
Scenario 2	[*]	$	[*]	[*]	%	$	[*]	0	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]
Scenario 2	[*]	$	[*]	[*]	%	$	[*]		[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]	$	[*]
Scenario 3	[*]	$	[*]	[*]	%	$	[*]		[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]
Scenario 3	[*]	$	[*]	[*]	%	$	[*]		[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]	$	[*]
Kallang

Flex Rev
	Rev Band	Material		MOH				DL				Mfg OH				SGA				Profit				Flex rev		with Claims		Total VAM				True-Up
	$	$		%		$		%		$		%		$		%		$		%		$		$$$		$[*]/Qtr		%		$
FCST	[*]	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]
Scenario 1	[*]	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]		$—
Scenario 2	[*]	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]
Scenario 2	[*]	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]	$	[*]
Scenario 3	[*]	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]
Scenario 3	[*]	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	[*]	%	$	[*]	$	[*]	$	[*]	[*]	%	$	[*]	$	[*]

Scenario 1	Revenue achieved within the same revenue band- no true-up required

Scenario 2	Revenue lower than forecasted and achieves a lower revenue band — true-up to Flex required

Scenario 3	Revenue higher than forecasted and achieves a higher revenue band — true to Asyst required

Note: [*] indicates material that has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.